Exhibit 19

JOINT FILING AGREEMENT

This Agreement is made this 10th day of August, 2020, by and among each of the undersigned.

WHEREAS, each of the undersigned is required to file a Schedule 13D with respect to ownership of securities in Red Rock Resorts, Inc.;

NOW, THEREFORE, the undersigned agree to file only one Schedule 13D reflecting their combined beneficial ownership of securities in Red Rock Resorts, Inc., and each of the undersigned hereby designates and appoints the other as his attorney-in-fact with full power of substitution for each of them, each acting singly, to sign, file and make any further amendments to such Schedule 13D.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

The Frank J. Fertitta, III And Jill Ann Fertitta Family Trust (Frank & Jill Fertitta, Co-Trustees)

By:	/s/ John A. Hertig
	Name:	John A. Hertig
	Title:	Attorney-in-Fact

The Lorenzo J. Fertitta And Teresa Jo Fertitta Family Trust (Lorenzo & Teresa Fertitta, Co-Trustees)

By:	/s/ John A. Hertig
	Name:	John A. Hertig
	Title:	Attorney-in-Fact

Frank J. Fertitta, III 2006 Irrevocable Trust (Lorenzo J. Fertitta, Trustee)

By:	/s/ John A. Hertig
	Name:	John A. Hertig
	Title:	Attorney-in-Fact

Lorenzo J. Fertitta 2006 Irrevocable Trust (Frank J. Fertitta, III, Trustee)

By:	/s/ John A. Hertig
	Name:	John A. Hertig
	Title:	Attorney-in-Fact

FBM Sub 1 LLC

By:	/s/ John Hertig
	Name:	John Hertig
	Title:	Attorney-in-Fact

Fertitta Business Management LLC

By:	/s/ John Hertig
	Name:	John Hertig
	Title:	Attorney-in-Fact

FI Station Investor LLC

By:	/s/ John Hertig
	Name:	John Hertig
	Title:	Attorney-in-Fact

Fertitta Investment LLC

By:	/s/ John Hertig
	Name:	John Hertig
	Title:	Attorney-in-Fact

[Signature Page – 13D Joint Filing Agreement]

Fertitta Holdco LLC

By:	/s/ John Hertig
	Name:	John Hertig
	Title:	Attorney-in-Fact

LNA Investments, LLC

By:	/s/ John Hertig
	Name:	John Hertig
	Title:	Attorney-in-Fact

KVF Investments, LLC

By:	/s/ John Hertig
	Name:	John Hertig
	Title:	Attorney-in-Fact

F & J Fertitta Family Business Trust

By:	/s/ John Hertig
	Name:	John Hertig
	Title:	Attorney-in-Fact

L & T Fertitta Family Business Trust

By:	/s/ John Hertig
	Name:	John Hertig
	Title:	Attorney-in-Fact

F & J Fertitta Grandchildren’s 2020 Irrevocable Trust (Lorenzo J. Fertitta Jr., Trustee)

By:	/s/ John A. Hertig
	Name:	John A. Hertig
	Title:	Attorney-in-Fact

L & T Fertitta Grandchildren’s 2020 Irrevocable Trust (Frank J. Fertitta IV, Trustee)

By:	/s/ John A. Hertig
	Name:	John A. Hertig
	Title:	Attorney-in-Fact

/s/ John Hertig as Attorney-in-Fact
Frank J. Fertitta III

s/ John Hertig as Attorney-in-Fact
Lorenzo J. Fertitta

[Signature Page – 13D Joint Filing Agreement]